Pacer Industrial Real Estate ETF
Schedule of Investments
January 31, 2026 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 96.4%	Shares	Value
Real Estate - 96.4% (a)
Big Yellow Group PLC	91,416	$1,288,413
Centuria Industrial REIT	254,193	575,273
CubeSmart	110,720	4,155,322
Dream Industrial Real Estate Investment Trust	138,325	1,306,400
EastGroup Properties, Inc.	25,833	4,692,306
ESR-REIT (b)	288,156	618,399
Extra Space Storage, Inc.	124,727	17,208,584
First Industrial Realty Trust, Inc.	64,177	3,724,191
GLP J-REIT	2,233	2,051,774
Granite Real Estate Investment Trust	29,536	1,905,583
LondonMetric Property PLC	1,045,150	2,858,820
LXP Industrial Trust (c)	28,562	1,415,247
Mapletree Industrial Trust	1,002,926	1,663,528
Mapletree Logistics Trust	1,652,480	1,753,673
National Storage Affiliates Trust	34,397	1,094,169
National Storage REIT	616,706	1,185,263
Nippon Prologis REIT, Inc.	3,451	2,013,604
Prologis, Inc.	128,852	16,822,917
Public Storage	60,998	16,847,038
Rexford Industrial Realty, Inc.	113,759	4,610,652
Safestore Holdings PLC	104,519	1,182,759
Segro PLC	548,208	5,690,543
STAG Industrial, Inc.	91,080	3,416,411
Terreno Realty Corp. (c)	49,711	3,059,215
Tritax Big Box REIT PLC	1,081,902	2,447,126
Warehouses De Pauw CVA	90,730	2,570,377
WP Carey, Inc.	77,404	5,398,929
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $113,620,954)		111,556,516

COMMON STOCKS - 2.9%	Shares	Value
Real Estate - 2.9% (a)
Catena AB	20,815	1,080,534
Sagax AB - Class B	106,906	2,358,353
TOTAL COMMON STOCKS (Cost $3,204,447)		3,438,887

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.1%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	1,229,607	1,229,607
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,229,607)		1,229,607

TOTAL INVESTMENTS - 100.4% (Cost $118,055,008)		116,225,010
Liabilities in Excess of Other Assets - (0.4)%		(496,386)
TOTAL NET ASSETS - 100.0%		$115,728,624

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $1,206,216.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer Industrial Real Estate ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$111,556,516	$–	$–	$111,556,516
Common Stocks	3,438,887	–	–	3,438,887
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,229,607
Total Investments	$114,995,403	$–	$–	$116,225,010

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,229,607 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.